UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

Sixth Street Lending Partners

(Exact name of Registrant as specified in its charter)

Delaware	814-01543	88-1710161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (469) 621-3001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 21, 2022 (the “Closing Date”), Sixth Street Lending Partners, a Delaware statutory trust (the “Company”) entered into a lender joinder and first amendment (the “Amendment”) to their revolving credit facility, dated as of September 1, 2022 (the “Credit Facility”) with Wells Fargo Bank, National Association (“Wells Fargo”) as administrative agent (the “Administrative Agent”) and as the lender.

Pursuant to the Amendment, the maximum principal amount of the Credit Facility was increased to $700 million, with the increased amount being brought in by the joinder of State Street Bank and Trust Company as a new lender, subject to availability under the borrowing base, which is based on unfunded capital commitments. The interest rate under the Credit Facility was increased by 0.25% and borrowings now bear interest, at the Company’s election at the time of drawdown, at a rate per annum equal to (i) in the case of loans denominated in dollars, at the Company’s option (a) an adjusted Daily Simple Secured Overnight Financing Rate (“SOFR”) rate plus 1.95%, (b) an adjusted Term SOFR rate for the applicable interest period plus 1.95% and (c) in the case of reference rate loans, 0.95% plus the greatest of (1) a prime rate, (2) the federal funds rate plus 0.50% and (3) the adjusted Daily Simple SOFR plus 1.00%, (ii) in the case of loans denominated in euros or other alternative currencies (other than sterling), the adjusted Eurocurrency Rate for the applicable interest period plus 1.95% or (iii) in the case of loans denominated in sterling, the adjusted Sterling Overnight Index Average rate plus 1.95%.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Lender Joinder and First Amendment to Revolving Credit Agreement, dated as of December 21, 2022, by and among Sixth Street Lending Partners and Wells Fargo Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIXTH STREET LENDING PARTNERS

Date: December 22, 2022	By:	/s/ Ian Simmonds
	Name:	Ian Simmonds
	Title:	Chief Financial Officer